UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2025 (November 28, 2025)

Frontier FundS

FRONTIER BALANCED FUND

FRONTIER DIVERSIFIED FUND

FRONTIER MASTERS FUND

FRONTIER LONG/SHORT COMMODITY FUND

FRONTIER HERITAGE FUND

FRONTIER SELECT FUND

FRONTIER GLOBAL FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, has determined to delist, liquidate, dissolve and wind up the affairs of the Registrant. The Registrant is immediately suspending redemption orders. The managing owner authorized a plan to (i) liquidate the Registrant; (ii) delist the pool with the National Futures Association; and (iii) deregister the Registrant under the Securities Exchange Act of 1934, as amended, and therefore, terminate the obligation of the Registrant to file its periodic and current reports with the Securities and Exchange Commission (“SEC”). The managing owner intends to file a Form 15 with the SEC as soon as practicable to suspend the Registrant’s duty to file reports under Sections 13(a) and 15(d) of the Exchange Act.

Forward-Looking Statements

The managing owner’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The managing owner intends for such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the managing owner is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The managing owner’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 8.01. Other Events.

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Aspect Capital Limited (“Aspect”), Horizon3 Investment Management LLP (“Horizon3”), Quantica Capital AG (“Quantica”) and Quantitative Investment Management, LLC (“QIM”). Aspect, Horizon3, Quantica and QIM were major commodity trading advisors for Frontier Balanced Fund. Additionally, Aspect, Horizon3, Quantica and QIM were accessed through commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Balanced Fund.

As a result of the removal of Aspect, Horizon3, Quantica and QIM, the managing owner has made the following allocation adjustments to Frontier Balanced Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	0%
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	0%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	0%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Aspect, Horizon3, Quantica and QIM. Aspect, Horizon3, Quantica and QIM were major commodity trading advisors for Frontier Diversified Fund. Additionally, Aspect, Horizon3, Quantica and QIM were accessed through commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Diversified Fund.

As a result of the removal of Aspect, Horizon3, Quantica and QIM, the managing owner has made the following allocation adjustments to Frontier Diversified Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Diversified Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	0%
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	0%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	0%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Aspect and Quantica. Aspect and Quantica were major commodity trading advisors for Frontier Masters Fund. Additionally, Aspect and Quantica were accessed through commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Masters Fund.

As a result of the removal of Aspect and Quantica, the managing owner has made the following allocation adjustments to Frontier Masters Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Masters Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	0%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Quantica. Quantica was a major commodity trading advisor for Frontier Long/Short Commodity Fund. Additionally, Quantica was accessed through a commodity pool on the Galaxy Plus Managed Account platform and/or reference program for the Frontier Long/Short Commodity Fund.

As a result of the removal of Quantica, the managing owner has made the following allocation adjustments to Frontier Long/Short Commodity Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Long/Short Commodity Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Aspect and Horizon3. Aspect and Horizon3 were major commodity trading advisors for Frontier Heritage Fund. Additionally, Aspect and Horizon3 were accessed through commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Heritage Fund.

As a result of the removal of Aspect and Horizon3, the managing owner has made the following allocation adjustments to Frontier Heritage Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Heritage Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	0%
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Horizon3 and Quantica. Horizon3 and Quantica were major commodity trading advisors for Frontier Select Fund. Additionally, Horizon3 and Quantica were accessed through commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Select Fund.

As a result of the removal of Horizon3 and Quantica, the managing owner has made the following allocation adjustments to Frontier Select Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Select Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	0%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	0%

Effective November 28, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Aspect. Aspect was a major commodity trading advisor for Frontier Global Fund. Additionally, Aspect was accessed through a commodity pool on the Galaxy Plus Managed Account platform and/or reference program for the Frontier Global Fund.

As a result of the removal of Aspect, the managing owner has made the following allocation adjustments to Frontier Global Fund.

As of December 1, 2025, the allocation of the assets of the Frontier Global Fund between the trading advisors was as follows:

Advisor	Allocation as of December 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Diversified Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Masters Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Heritage Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Select Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Global Fund,
a Series of Frontier Funds
(Registrant)

Date: December 4, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Global Fund, a Series of Frontier Funds